Other Expense, Net (Details) - Other expense, net on the condensed consolidated statements of operations and comprehensive loss - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Other expense, net:
Interest income	$ 2	$ 5	$ 7	$ 168
Change in fair value of derivative and warrant liability	(592)	(1,403)	(4,920)	(1,806)
Other expense, net	(467)	(328)	(502)	17
Total other expense, net	$ (1,057)	$ (1,726)	$ (5,415)	$ (5,396)